                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. __)


Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12



                       Wilshire Variable Insurance Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified ln Its Charter)



--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (6) Amount previously paid:

--------------------------------------------------------------------------------
   (7) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
   (8) Filing Party:

--------------------------------------------------------------------------------
   (9) Date Filed:

--------------------------------------------------------------------------------

                       WILSHIRE VARIABLE INSURANCE TRUST

                                  Equity Fund
                                  Income Fund

                               1299 Ocean Avenue
                      Santa Monica, California 90401-1085

                                                                  July 12, 2006

Dear Contract Owner:

   Enclosed is a Proxy Statement for the Equity Fund and Income Fund ("the Funds") of the Wilshire Variable Insurance Trust (the "Trust") in which your variable annuity contract holds an interest as of June 9, 2006. The Proxy Statement contains important proposals for you to consider. You are eligible to provide voting instructions on how to vote on these proposals because shares of one or more of the Funds were beneficially held through your variable annuity contract on June 9, 2006.

   While we encourage you to read the Questions and Answers section and the full text of the enclosed Proxy Statement, the proposals are summarized as follows:

  . To approve an amendment to the investment advisory agreement for the Equity Fund; and

  . To approve a change in the fundamental investment policy of each of the Equity Fund and Income Fund to allow each Fund to engage in securities lending.

   The Board of Trustees approved the proposals and urges you to vote "FOR" each proposal.

   The enclosed materials provide more information about the proposals. Your voting instructions are important to us, no matter how many shares are held through your contract. After you review the enclosed materials, we ask that you provide voting instructions FOR each proposal. Please provide voting instructions for the proposals by completing, dating and signing your voting instruction form, and mailing it to us today.

   Thank you for your continued support.

                                                  Sincerely,

                                                  Lawrence E. Davanzo
                                                  President, Wilshire Variable
                                                  Insurance Trust

                       WILSHIRE VARIABLE INSURANCE TRUST

                                  Equity Fund

                               1299 Ocean Avenue
                      Santa Monica, California 90401-1085

                                                                  July 12, 2006

Dear Shareholder:

   Enclosed is a Proxy Statement for the Equity Fund ("the Fund") of the Wilshire Variable Insurance Trust (the "Trust") in which you own shares as of June 9, 2006. The Proxy Statement contains important proposals for you to consider. You are eligible to vote on these proposals because you owned shares of the Fund on June 9, 2006.

   While we encourage you to read the Questions and Answers section and the full text of the enclosed Proxy Statement, the proposals are summarized as follows:

  . To approve an amendment to the investment advisory agreement for the Fund; and

  . To approve a change in the fundamental investment policy of the Fund to allow the Fund to engage in securities lending.

   The Board of Trustees approved the proposals and urges you to vote "FOR" each proposal.

   The enclosed materials provide more information about the proposals. Your vote is important to us, no matter how many shares you own. After you review the enclosed materials, we ask that you vote FOR each proposal. Please vote for the proposals by completing, dating and signing your proxy card, and mailing it to us today.

   Thank you for your continued support.

                                                  Sincerely,

                                                  Lawrence E. Davanzo
                                                  President, Wilshire Variable
                                                  Insurance Trust

                             QUESTIONS AND ANSWERS

                         YOUR VOTE IS VERY IMPORTANT!

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your Fund, which will require your vote.

Q. What are shareholders being asked to vote on at the upcoming special meeting on August 4, 2006?

A. At the special meeting, you will be voting on (i) a proposal to approve an amendment to the investment advisory agreement for the Equity Fund and
    (ii) a proposal to change a fundamental investment policy of each of the Equity Fund and Income Fund (together, the "Funds") to allow the Funds to engage in securities lending ("Lending").

Q.  Why is the Board of Trustees recommending these changes?

A. The Board of Trustees of the Wilshire Variable Insurance Trust (the "Trust") approved the proposals for a number of reasons. Wilshire Associates Incorporated ("Wilshire" or the "Adviser"), the investment adviser to the Trust, communicated to the Board of Trustees a desire to increase the investment advisory fee for the Equity Fund to allow Wilshire the ability to hire and retain a wider variety of sub-advisers, with the goal of providing superior investment performance during various market conditions. Upon Wilshire's recommendation, the Board of Trustees evaluated the Equity Fund's investment advisory fee focusing on Wilshire's ability to hire and retain sub-advisers for the Equity Fund. The Board of Trustees then determined that it was in the best interests of the Equity Fund to increase the investment advisory fee. Although the Board of Trustees considered that, in the short-term, shareholders would bear increased costs as a result of the amendment to the investment advisory agreement, over the long-term, the Board of Trustees concluded that increasing the advisory fee was in the best interests of the Fund.

    Wilshire also recommended that the Funds change their fundamental investment policy that restricts the Funds' ability to engage in Lending. The proposed change may provide the Funds with the opportunity for additional income and thus, greater returns. After considering the proposal, the Board of Trustees concluded that the proposed change to the fundamental investment policy of the Funds was in the best interests of the Funds.

    The Board recommends that you vote FOR each of the proposals.

Q. How will the amendment to the investment advisory agreement affect the expenses of the Equity Fund?

A. The first proposal includes an increase in the advisory fee paid to Wilshire, which will increase the total expenses of the Equity Fund. Wilshire is expected to use the increased advisory fee to retain and hire new sub-advisers.

Q. Why is the Board recommending an increase to the advisory fee under the investment advisory agreement?

A. The Board determined that the advisory fee proposed is competitive, given the level of services provided by Wilshire. In addition, the Board believes the increased fee will provide Wilshire the ability to retain and hire a wider variety of sub-advisers, with the goal of providing superior investment performance during various market conditions.

Q. Why is the Board recommending a change in the Funds' fundamental policy regarding Lending?

A. As described in more detail in the accompanying Proxy Statement, under the proposal each Fund would be able to lend portfolio securities up to 33 1/3% of the Fund's total assets, which is the extent permitted under the Investment Company Act of 1940 ("1940 Act"). As a result of being able to engage in Lending to the extent permitted by the 1940 Act, the Funds may have the opportunity for additional income and thus, greater returns.

Q.  How does the Board recommend that I vote?

A. After careful consideration of the proposals, your Funds' Board, including those members who are not "interested persons," approved the proposals and recommend that you vote in favor of each proposal. The reasons for the Board's recommendation are discussed in more detail in the enclosed Proxy Statement.

Q.  How do I vote?

A. You can vote or provide voting instructions for shares beneficially held through your variable annuity contract by mail, using the enclosed voting instruction form/proxy card, or in person at the special meeting.

Q.  What happens if a proposal is not approved?

A. If shareholders of the Equity Fund do not approve the amendment to the investment advisory agreement, the current investment advisory agreement will continue in effect.

    If shareholders do not approve the change in the securities lending policy of a Fund, the Fund's current securities lending policy will continue in effect.

    The proposals are not contingent on each other. Accordingly, one proposal may be approved and another proposal may not be approved.

                       WILSHIRE VARIABLE INSURANCE TRUST
                               1299 Ocean Avenue
                      Santa Monica, California 90401-1085

                                  Equity Fund
                                  Income Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on August 4, 2006

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of the Equity Fund and Income Fund of the Wilshire Variable Insurance Trust, a Delaware statutory trust (the "Trust"), will be held at the offices of Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401-1085, on August 4, 2006 at 9:00 a.m., Pacific time, for the following purposes and to transact such other business, if any, as may properly come before the Special Meeting:

1. For shareholders of the Equity Fund only, to approve an amendment to the Investment Advisory Agreement with Wilshire Associates Incorporated.

2. For shareholders of the Equity Fund and the Income Fund, to approve a change in the fundamental investment policy of the Fund to allow the Fund to engage in securities lending.

The Board of Trustees has fixed the close of business on June 9, 2006 as the record date for determining the shareholders of the Funds entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                   By Order of the Board of Trustees

                                   Helen Webb Thompson
                                   Secretary, Wilshire Variable
                                   Insurance Trust

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM/PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. PLEASE MAIL YOUR VOTING INSTRUCTIONS/PROXY CARD PROMPTLY.

                       WILSHIRE VARIABLE INSURANCE TRUST
                               1299 Ocean Avenue
                      Santa Monica, California 90401-1085

                        SPECIAL MEETING OF SHAREHOLDERS
                         To be held on August 4, 2006

                                  EQUITY FUND
                                  INCOME FUND

                                PROXY STATEMENT

   This Proxy Statement is furnished in conjunction with the solicitation of voting instructions/proxies by the Board of Trustees of the Wilshire Variable Insurance Trust (the "Trust") for voting at the Special Meeting of Shareholders (the "Meeting") of the Equity Fund and Income Fund of the Trust to be held at 9:00 a.m. Pacific time on August 4, 2006, at the offices of Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401-1085, or such later time as may be necessary by any and all adjournments of the Meeting.

   The Equity Fund and Income Fund (each a "Fund" and collectively, the "Funds") of the Trust, currently are funding vehicles for variable annuity contracts offered through the separate account of Horace Mann Life Insurance Company ("HMLIC"). Individual variable annuity contract holders are not the "shareholders" of the Funds. Rather, HMLIC and its separate account are the shareholders. To be consistent with SEC interpretations of voting requirements, HMLIC will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and its separate account on the items to be considered at the Meeting. Therefore, this Proxy Statement is being furnished to contract owners entitled to give voting instructions regarding the Funds.

   This Proxy Statement, the Notice of Special Meeting and the voting instruction form/proxy card are first being mailed to contract owners and shareholders on or about July 12, 2006.

   The Board has fixed the close of business on June 9, 2006 (the "Record Date") as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting. The table below lists the number of shares of each Fund that were outstanding at the close of business on the Record Date. Shareholders of each Fund are entitled to vote on the matters identified in the chart below. Each voting shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held on the Record Date. The proposals are not contingent on each other. Accordingly, one proposal may be approved and another proposal may not be approved.

                                                    Total Number of
          Name of Fund                             Shares Outstanding
          ------------                             ------------------
          Equity Fund                                21,503,715.47

          Income Fund                                10,186,223.89

The following table identifies the Funds entitled to vote on each proposal:

                                                                  Equity Income
Proposal                                                           Fund   Fund
--------                                                          ------ ------
1.  To approve an amendment to the Investment Advisory Agreement
    with Wilshire Associates Incorporated.                          X

2.  To approve a change in the fundamental investment policy to
    allow the Fund to engage in securities lending.                 X      X

   The Trust provides annual and semi-annual reports to shareholders. Additional copies of the Trust's most recent annual and semi-annual reports are available upon request and without charge by writing to the Trust, 760 Moore Road, King of Prussia, Pennsylvania 19406, or by calling toll-free 1-800-456-6399.

Introduction

   The Board of Trustees has approved two proposals: (i) an amendment to the investment advisory agreement for the Equity Fund with its investment adviser, Wilshire Associates Incorporated ("Wilshire" or the "Adviser"), and (ii) a change to the fundamental investment policy of the Equity Fund and Income Fund (together, the "Funds") to allow the Funds to engage in securities lending ("Lending").

   The proposed amendment to the investment advisory agreement with the Equity Fund is designed to provide Wilshire a wider variety of options when choosing the sub-advisers for the Fund, with the goal of providing superior investment performance during various market conditions. The second proposal would allow each Fund to lend portfolio securities up to 33 1/3% of the Fund's total assets ("Lending"), similar to the other series of the Trust. It is anticipated that such Lending may provide the Funds with the opportunity for additional income and thus, greater returns.

                    PROPOSAL 1: APPROVAL OF AN AMENDMENT TO
             THE INVESTMENT ADVISORY AGREEMENT (EQUITY FUND ONLY)

Introduction

   The Board of Trustees approved an amendment to the Investment Advisory Agreement between Wilshire and the Trust, with respect to the Equity Fund (the "Amended Advisory Agreement"), and recommends that shareholders of the Equity Fund approve the Amended Advisory Agreement. The form of the Amended Advisory Agreement is attached to this Proxy Statement as Exhibit A. The Amended Advisory Agreement provides for an increase in the advisory fee for the Fund. Other than the increase in the advisory fee, there are no significant differences between the Amended Advisory Agreement and the Trust's current Investment Advisory Agreement with Wilshire (the "Current Advisory Agreement").

Description of the Current and Amended Advisory Agreements

   Wilshire, 1299 Ocean Avenue, Santa Monica, California 90401-1085, has served as the investment adviser of the Trust since March 1, 1999 pursuant to the Current Advisory Agreement. The Current Agreement dated March 1, 1999 was last submitted to shareholders on September 15, 2004 for the purpose of amending the Current Advisory Agreements to increase the advisory fees payable thereunder and to provide for the assumption by Wilshire of certain administrative services that were previously provided by the Trust's former sponsor. This prior increase in advisory fees was accompanied by an elimination of a separate administrative services fee and was approved by shareholders. The Board of Trustees last approved the renewal of the Current Advisory Agreement on October 28, 2005.

   The terms of the Amended Advisory Agreement are identical to those of the Current Advisory Agreement, except for the advisory fee charged under the Amended Advisory Agreement and the date of the agreement. If approved by shareholders of the Fund, the Amended Advisory Agreement would take effect on August 4, 2006. The Amended Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Equity Fund at least annually in the manner required under the Investment Company Act of 1940 (the "1940 Act").

   Investment Services and Duties. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program. The Adviser's duties under the Current Advisory Agreement include recommending to the Board of Trustees one or more unaffiliated sub-advisers to provide a continuous investment program for the Fund or a portion of such Fund's assets designated from time to time by the Adviser, including investment, research and management with respect to all securities and investments and cash equivalents for the Fund or the designated portion of such Fund's assets. The Adviser also reviews, monitors and reports to the Board of Trustees regarding the performance and investment procedures of each sub-adviser and assists and consults with each sub-adviser in connection with the Fund's continuous investment program. In addition, to the extent Fund assets are not being managed by a sub-adviser, the Adviser will determine what securities and other investments to purchase, retain or sell. The Adviser also maintains books and records with respect to its services under the Current Advisory Agreement and furnishes the Board of Trustees with such periodic special reports as the Board may request. The Amended Advisory Agreement contains these same provisions.

   The Current Advisory Agreement also provides that the Adviser will review, monitor and report to the Board of Trustees regarding each sub-adviser's compliance with Fund policies and legal requirements as directed by the Board of Trustees from time to time. In addition, the Current Advisory Agreement provides that the Adviser will be responsible for overseeing the Funds' directed brokerage arrangements. Subject to supervision and control of the Board of Trustees, the Current Advisory Agreements requires that the Adviser provide certain administrative services in connection with the investment of Fund assets as directed by the Board of Trustees from time to time. The Amended Advisory Agreement contains these same provisions.

   Administrative Services and Duties. The Current Advisory Agreement provides that the Adviser will provide to the Trust facilities, equipment and personnel to carry out all management services required for operation of the business and affairs of the Fund other than those services to be performed by a distributor of the Fund's shares pursuant to a distribution agreement, those services to be performed by the Fund's custodian pursuant to the Trust's custodian contract, those services to be performed by the Fund's transfer agent pursuant to the Trust's transfer agency agreement, those accounting services to be provided pursuant to an accounting agreement or custody agreement, those services to be performed by the Fund's administrator pursuant to an administration agreement and those services normally performed by the Trust's counsel and auditors. The Current Advisory Agreement also provides that the Adviser will oversee the performance of the Trust's third party service providers, will participate in the periodic updating of the Trust's registration statement and in the preparation of reports to shareholders and the SEC, will pay all costs and expenses of maintaining the Trust's offices and will assist the Trust's service providers as required to carry out the business and operations of the Trust. The Amended Advisory Agreement contains these same provisions.

   Expenses. Under the Current Advisory Agreement, the Adviser pays all expenses incurred by it in performing its services and duties under the agreement (including without limitation all compensation of sub-advisers to the Fund pursuant to its agreements with such sub-advisers). The Trust bears all other expenses incurred in the operation of the Fund. The Amended Advisory Agreement contains the same provisions.

   Compensation. In return for the services provided under the Current Advisory Agreement, the Equity Fund pays the Adviser an advisory fee based on an annual percentage of the Fund's average daily net assets, calculated daily and paid monthly. Under the Current Advisory Agreement, the Equity Fund pays the Adviser an advisory fee based on the Fund's average daily net assets as follows:

                                     Rate
                    --------------------------------------
                    On the first billion      On the balance
                    --------------------      --------------
                    0.550%                        0.450%

   Under the Amended Advisory Agreement, the Equity Fund would pay the Adviser an advisory fee based on the Fund's average daily net assets as follows:

                                     Rate
                    --------------------------------------
                    On the first billion      On the balance
                    --------------------      --------------
                    0.700%                        0.600%

   The following table shows the amount the Equity Fund paid the Adviser in advisory fees for the fiscal year ended December 31, 2005, the amount the Adviser would have received for the fiscal year ended December 31, 2005 if the advisory fee proposed under the Amended Advisory Agreement had been in effect and the percentage difference between these two amounts.

                                 Advisory Fees the
           Advisory Fees Paid   Adviser Would Have
          to Adviser For Fiscal Received if Amended
               Year Ended       Advisory Agreement
                12/31/05*         Was in Effect*    Percentage Change
          --------------------- ------------------- -----------------
               $2,822,407           $3,592,107           27.27%
--------
* As noted above, the Adviser pays all compensation of sub-advisers to the Fund pursuant to agreements with such sub-advisers. Accordingly, the Adviser does not retain the entire amount of its advisory fees.
   During the fiscal year ended December 31, 2005, the Adviser voluntarily waived a portion of its advisory fee. Effective May 1, 2006, the Adviser no longer waives a portion of the Fund's advisory fee. The amounts shown do not reflect the voluntary waivers. For the year ended December 31, 2005, the amount received by the Adviser, after the voluntary wavier and the Expense Reimbursement Agreement, was $2,570,504.

   For more information on how the increase in advisory fees would affect the Fund expenses you pay, see the pro forma fee and expense tables below.

Fees and Expenses

The following comparative fee tables show annual operating expenses (as a percentage of net assets) for the Equity Fund as of December 31, 2005 and the pro forma effect of the increase in advisory fees, assuming shareholders of the Fund approve Proposal 1.

                                                 Equity Fund      Pro Forma
                                                 -----------     ---------
Advisory Fees...................................     0.55%          0.70%
Distribution (12b-1) Fees.......................     0.25%          0.25%
Other Expenses..................................     0.13%          0.13%
                                                    -----          -----
Gross Annual Operating Expenses.................     0.93%          1.18%
   Less Expense Reimbursement...................    (0.01)%/(1)/   (0.01)%/(1)/
                                                    -----          -----
   Net Annual Operating Expenses................     0.92%/(2)/     1.17%/(2)/
--------
(1) The Adviser has contractually agreed to reimburse the Equity Fund for certain fees and expenses payable to the Fund's third party administrator, transfer agent and principal underwriter through December 31, 2006 pursuant to an Expense Reimbursement Agreement.
(2) During the fiscal year ended December 31, 2005, the Adviser voluntarily waived 0.04% of its advisory fees for the Equity Fund. During the fiscal year ended December 31, 2005, the Fund's administrator, accounting agent, and transfer agent voluntarily waived 0.01% of its fee of the Equity Fund. After giving effect to the voluntary waivers, the Equity Fund's actual net annual operating expenses were 0.87% for the fiscal year ended December 31, 2005. As noted above, effective May 1, 2006, the Adviser no longer waives a portion of the Equity Fund's advisory fee.

                                    Example

The following example helps you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above. Although your costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years 5 Years 10 Years
                                             ------ ------- ------- --------
   Equity Fund..............................  $ 95   $296    $515    $1,143
   Pro Forma................................  $120   $375    $649    $1,432

   Liability of the Adviser. The Current Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or by the Fund in connection with matters relating to the Agreement, except for a loss resulting from a breach of the Adviser's fiduciary duty with respect to the receipt of compensation for services or for a loss resulting from the Adviser's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement. The Amended Advisory Agreement has the same provisions.

   Term and Termination of the Agreements. The Current Advisory Agreement continues in effect with respect to the Fund (unless terminated sooner) if approved at least annually by (i) a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the outstanding shares of the Fund or the Board of Trustees. The Current Advisory Agreement may be terminated with respect to the Fund at any time by the Board of Trustees or by a vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust. The Current Advisory Agreement also provides for its automatic termination in the event of an "assignment" as defined in the 1940 Act. The Amended Advisory Agreement contains the same provisions. If the Amended Advisory Agreement is not approved by shareholders, the Current Advisory Agreement will continue in effect as described above.

Additional Information About the Adviser

   Dennis A. Tito, 1299 Ocean Avenue, Santa Monica, California 90401-1085, beneficially owns more than a majority of the outstanding shares of the Adviser. Exhibit B lists the names, positions and principal occupations of the principal executive officer and directors of the Adviser. Wilshire acts as an investment adviser to other investment companies that have investment objectives similar to those of the Equity Fund. Exhibit C sets forth information regarding those funds.

Board Considerations

   The Board of Trustees met on October 28, 2005 to consider the renewal of the Current Advisory Agreement and on February 24, 2006 to consider the Amended Advisory Agreement. At the February 24, 2006 meeting, which was called for the purpose of approving the Amended Advisory Agreement, the Board of Trustees, including all of the Trustees who are not interested persons of the Adviser or the Trust (as that term is defined under the 1940 Act) (the "Independent Trustees"), approved the Amended Advisory Agreement. The Board of Trustees received materials relating to the Amended Advisory Agreement in advance of the meeting at which the Amended Advisory Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. In considering the Amended Advisory Agreement, the Board of Trustees considered the Adviser's ability to retain and hire sub-advisers for the Equity Fund. Based upon their evaluation of all material factors and assisted by the advice of independent counsel, the Board concluded that the proposed increase in advisory fee was in the best interests of the Fund.

   The information in the summary below outlines the Board's considerations associated with its approval of the Current and Amended Advisory Agreements. The Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire under the Current Advisory Agreement; comparative fees and expense ratios as prepared by an independent provider (Lipper Inc.) and as prepared by the Adviser in consultation with Lipper Inc.; the anticipated profits to be realized by Wilshire; the extent to which Wilshire realizes economies of scale as the Fund grows; and whether any fall-out benefits are being realized by Wilshire. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Independent Trustees discussed the approval of the Amended Advisory Agreement with Wilshire and in private sessions with counsel at which no representatives of Wilshire were present.

   In deciding to approve the Amended Advisory Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

   The Board, including all of the Independent Trustees, considered the approval of the Current Advisory Agreement pursuant to a process that concluded at the Board's October 28, 2005 meeting, following an extensive process. At the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent a memorandum to the Adviser requesting information regarding the Current Advisory Agreement to be provided to the Trustees in advance of a meeting of the Contract Review Committee (which is comprised of all the Independent Trustees) held on October 12, 2005. Following that meeting, counsel sent a follow-up memorandum, on behalf of the Independent Trustees, requesting additional information.

   In response to the request for information, the Trustees received information from the Adviser as to the Fund describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Fund as provided by Lipper Inc., (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as the Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders,
(vi) comparisons of services rendered and amounts paid to other registered investment companies as provided by Lipper Inc., and (vii) benefits realized by the Adviser from its relationship with the Fund. The Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

   Following the receipt of all information, the Contract Review Committee met on October 27, 2005 to discuss the information provided. The Contract Review Committee also considered a report from the Investment Committee (which is comprised of Independent Trustees) which, earlier that day, met with a representative of an independent provider (Lipper Inc.) to review the data Lipper Inc. had prepared on performance, fees and expenses to assist the Board in its consideration of the Current Advisory Agreement. Following its evaluation of all materials provided, the Contract Review Committee concluded that it was in the best interests of the Fund to approve the agreement and recommended to the Board that the Current Advisory Agreement be approved. At its meeting on October 28, 2005, the Board considered the recommendation of the Contract Review Committee along with the other factors that the Board deemed relevant.

   Also at the October 28, 2005 Board meeting, Wilshire initially presented its proposal to increase the advisory fees of the Equity Fund in order to permit it to hire and retain a wider variety of sub-advisers, with the goal of providing superior investment performance during various market conditions. Following Wilshire's initial presentation, the Board requested that Wilshire provide the Board additional informational regarding its proposal, including, among other things, a detailed justification for the advisory fee increase and new data comparing the Fund's advisory fee and expense ratio, assuming the increase in the advisory fee, to peer funds. Wilshire responded to the Board's request and the Trustees received the additional information in advance of the February 23 and 24, 2006 meetings of the Contract Review Committee, Investment Committee and Board. The Trustees also received information from Wilshire regarding the projected investment returns of the proposed sub-advisers.

   Following the receipt of all information, each of the Contract Review and Investment Committees met with counsel and representatives of Wilshire to discuss the information provided. Based on the information provided, Wilshire's presentation, and the information requested and received at the October 2005 meetings of the Committees and the Board, each of the Contract Review and Investment Committees concluded that it was in the best interests of the Fund to approve the agreement and recommended to the Board that the Amended Advisory Agreement be approved. At its meeting on February 24, 2006, the Board considered the recommendations of the Committees along with the other factors that the Board deemed relevant.

Nature, Extent and Quality of Services

   As to the Amended Advisory Agreement with Wilshire, with respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Fund and engages and oversees sub-advisers to manage the assets of the Fund. The Board considered the experience and skills of the senior management leading fund operations, the experience and skills of the personnel performing the functions under the Amended Advisory Agreement and the resources made available to such personnel. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Fund. The Board concluded that appropriate resources were being provided under the Current Advisory Agreement to administer the Trust's affairs. The Board reviewed the processes used by the Adviser to select, monitor and replace sub-advisers, including some recently implemented changes in process. The Board concluded that the Adviser was successful in negotiating favorable subadvisory agreements on behalf of the Fund. The Board concluded that the Adviser had a robust system in place for selecting, monitoring and terminating sub-advisers, and that recent changes had improved the process. The Board also reviewed the Adviser's financial condition, and considered the ongoing financial support provided by the Adviser to the Trust through an Expense Reimbursement Agreement that runs through December 31, 2006. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to the Fund are satisfactory.

   The Board reviewed information on the performance of the Fund for one, three and five year periods, along with performance information of a relevant securities index, a peer group of funds from Lipper's database and a peer universe of funds from Lipper's database. This information showed that for the Equity Fund, its performance compared favorably to funds in Lipper's large-cap core universe, which the Board concluded was an appropriate comparison, given the nature of the Fund's holdings. The Board noted that the Fund had outperformed its benchmark index over all periods reviewed. Based upon this review, the Board concluded that the performance of the Fund was satisfactory.

   Although the Fund has experienced favorable investment performance, the Board considered the information presented by the Adviser that indicated that the Fund may benefit from a repositioning in order to respond to changes in market conditions. Further, the Board considered information presented by the Adviser analyzing the selection of sub-advisers to optimize performance, which recommended the selection of sub-advisers that charge higher fees than the current sub-advisers managing the Fund's assets. The Board concluded that it was in the best interests of the Fund to pay advisory fees at a rate that would permit the employment of such sub-advisers.

Advisory Fee

   The Board reviewed the proposed increase in the Fund's advisory fee and resulting total expense ratio and reviewed information comparing the pro forma advisory fee and total expense ratio to those of a peer group of funds prepared by the Adviser in consultation with Lipper Inc. The Board determined that the pro forma advisory fee and expense ratio for the Fund were within a competitive range. The Board considered that the increased fee would provide the Adviser additional flexibility when selecting sub-advisers, with the goal of selecting sub-advisers that would produce superior investment performance over various market conditions. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. In October 2005, the Board received information regarding fees charged by the Adviser to other clients, but determined such fees were not comparable because of the differences in the nature of services provided. The Board concluded that the increased advisory fee for the Fund was reasonable and appropriate in amount.

Profitability to Wilshire and Economies of Scale

   With respect to the profitability of the Amended Advisory Agreement, the Board primarily considered the fee structure of the Amended Advisory Agreement, including the costs of the services provided and the profits to be realized by the Adviser from its relationship with the Fund. The Board concluded that the profits to be realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Fund. In addition, the Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed the Fund's asset size, the Fund's expense ratio, the expense reimbursements in place and whether the investment process produced economies of scale. The Board noted that the advisory fee for the Fund includes a breakpoint. The Board concluded that the Fund's advisory fee reasonably reflected all available economies of scale.

Fall-Out Benefits

   The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Fund. The Board determined that the advisory fee was reasonable in light of these fall-out benefits.

Conclusion

   Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Advisory Agreement are fair and reasonable and that the Amended Advisory Agreement is in the best interests of the Fund.

   The Board recommends that you vote FOR the Amended Advisory Agreement with Wilshire.

 PROPOSAL 2: APPROVAL OF A CHANGE IN THE FUNDAMENTAL INVESTMENT POLICY OF EACH OF THE EQUITY FUND AND INCOME FUND TO ALLOW EACH FUND TO ENGAGE IN SECURITIES
                                   LENDING.

   The Equity Fund and Income Fund have adopted certain "fundamental" investment policies that can only be changed by shareholder vote. As described below, Wilshire recommended to the Board, and the Board is recommending to shareholders, a change to the fundamental investment policy of the Funds to allow the Funds to engage in the lending of portfolio securities ("Lending"). On February 24, 2006, the Board voted to approve the proposed change and to recommend approval of the change to shareholders.

   Currently, each Fund may not "make loans to other persons (except by the purchase of obligations in which the Fund is authorized to invest); provided, however, that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the total assets of the Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven
(7) days."

   If the proposal is adopted by the shareholders of a Fund, the fundamental policy relating to Lending will be amended and restated to read as follows:
Each Fund may not "make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations,
(b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan)."

   The proposed fundamental policy provides the potential for increased returns by allowing the Funds to engage in Lending as permitted by the 1940 Act. Under the proposal, a Fund may lend portfolio securities up to 33 1/3% of the Fund's total assets as permitted by current SEC staff positions.

The goal of Lending is to generate incremental income from the assets of a Fund
- either by raising cash that can be invested at a profit or by loaning securities for a fee. The Adviser believes that Lending represents an opportunity for earning additional income that may add several basis points to a Fund's performance. As with any investment opportunity, however, risks are inherent in Lending. For example, if a borrower of a Fund's security does not return the loaned security within the normal settlement period of its trading market, the Fund may as a result fail to deliver the security on a sale or be unable to participate in a tender offer (or shareholder vote for equity securities). In addition, if cash is received as collateral for loaned securities, a Fund is responsible for its return to the borrower in full, together with any agreed to fees due the borrower. As a result, for lending to be a successful investment strategy, the return on the invested cash collateral must exceed the fees due the borrower. The Adviser believes that effective risk management procedures will be in place to limit the impact of these risks. These procedures include, among others, a review of the creditworthiness of the borrowers, continually securing the loan by collateral with a market value at least equal to the current market value of the securities loaned and the ability of the Fund to call the loan at any time with proper notice and regain the securities loaned.

   The Board recommends that you vote FOR the change in each Fund's fundamental investment policy regarding Lending.

                               OTHER INFORMATION

General

   The cost of preparing, printing and mailing this Proxy Statement and the accompanying voting instruction form/proxy card and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation made by letter, telephone, telegraph or in person will be paid by the Funds. In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of Wilshire, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by telephone, telegram, telegraph or in person.

Proposals of Shareholders

   As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. As a result, the Trust does not have a policy regarding the attendance of Trustees at annual meetings. The Trust will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholders meeting must be received by the Secretary of the Trust within a reasonable time before the Trust mails proxy materials to shareholders.

Other Matters to Come Before the Meeting

   The Board is not aware of any matters that will be presented at the Meeting other than the matters set forth in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying voting instructions/proxy card will confer upon the person or persons entitled to vote the shares represented by such voting instructions/proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

Voting, Quorum

   Each share of each Fund is entitled to one vote on each matter submitted to a vote of shareholders for that Fund at the Meeting and fractional votes for fractional shares.

   Each valid voting instruction/proxy card will be voted in accordance with the instructions on the voting instructions/proxy card as the persons named in the voting instructions/proxy card determine on such other business as may come before the Meeting. If no designation is given, the shares will be voted FOR Proposals 1 and 2. Interests of contract owners from whom no voting instructions are received will be voted in proportion to the instructions that are timely received. Contract owners who are executing voting instructions may revoke them at any time before they are voted by executing and submitting a revised voting instruction form, by writing to the Funds, or by revoking the voting instructions in person at the Meeting. Only a shareholder may execute or revoke a proxy. Therefore, a contract owner who has given voting instructions may revoke them only through HMLIC.

   For each Fund, approval of Proposal 1 (Equity Fund only) and Proposal 2 requires the affirmative vote with respect to any Fund of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund.

   The Declaration of Trust provides that the presence at the Meeting, in person or by proxy, of the holders of one-third of the interests of a Fund constitutes a quorum for the transaction of business for that Fund. If the necessary quorum to transact business, or the vote required to approve a proposal, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The affirmative vote of the holders of less than 50% of the interests present, in person or by proxy, will be sufficient for such adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interest of a Fund's shareholders.

   In tallying votes, abstentions will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. Abstentions will have the effect of being counted as votes against a Proposal.

Distributor and Administrator

   Pursuant to an Underwriting Agreement, PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. PFPC, Inc., 760 Moore Road, King of Prussia, PA 19406, an affiliate of PFPC Distributors, Inc., serves as the Trust's administrator pursuant to a Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement. PFPC, Inc. and PFPC Distributors, Inc. are wholly-owned subsidiaries of PNC Financial Services Group.

Control Persons and Principal Holders of Fund Shares

   The following table sets forth the holdings of the shares of the Funds as of June 9, 2006, of each person known to own, control, or hold with power to vote 5% or more of the Funds' outstanding voting securities. Since HMLIC's separate accounts' voting rights are passed through to contract owners, HMLIC itself does not exercise voting control over the shares held in those accounts:

Name                                     Name of Fund % Owned Type of Ownership
----                                     ------------ ------- -----------------
Horace Mann Life                            Equity     92.09%      Record
Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715

Horace Mann Life                            Income     99.98%      Record
Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715

Fund Shares Owned by Trustees and Officers

   The following table sets forth for each Trustee and for the Trustees and officers as a group, the amount of shares beneficially owned in each Fund as of June 9, 2006.

                   Fund Shares Owned by Trustees and Officers
        ---------------------------------------------------------------
        Trustees                                 Equity Fund Income Fund
        --------                                 ----------- -----------
        DeWitt F. Bowman                              0           0

        Lawrence E. Davanzo                           0           0

        Roger A Formisano                             0           0

        Richard A. Holt                               0           0

        Harriet A. Russell                            0           0

        George J. Zock                                0           0

        All Trustees and Officers as a Group          0           0

   The Board of Trustees recommends that you vote FOR all Proposals.

   Please complete, sign and return the enclosed voting instructions/proxy card promptly. No postage is required if mailed in the United States.

                                             By Order of the Board of Trustees

                                             Helen Webb Thompson
                                             Secretary

                                                                      Exhibit A

                                    FORM OF
                     AMENDED INVESTMENT ADVISORY AGREEMENT

   This Investment Advisory Agreement is made as of the first day of March, 1999, as amended as of the 30th day of September, 2004, as further amended as of the 4th day of August, 2006 on behalf of the Equity Fund, between WILSHIRE VARIABLE INSURANCE TRUST, a Delaware statutory trust (herein called the "Company"), and WILSHIRE ASSOCIATES INCORPORATED, a California corporation (herein called the "Advisor").

   WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

   WHEREAS, the Company wishes to retain the Advisor under this Agreement to render investment advisory services to the portfolios of the Company known as the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (the "Initial Fund(s)", together with any other Company portfolios which may be established later and served by the Advisor hereunder, being herein referred to collectively as the "Funds" and each individually as a "Fund"), and Advisor wishes to render such services;

   NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

   1. Appointment of Advisor.

       (A) The Company hereby appoints the Advisor as the investment adviser of each Fund on the terms and for the period set forth in this Agreement and the Advisor hereby accepts such appointment and agrees to perform the services and duties set forth herein on the terms herein provided. The Advisor may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to provide such services to the Trust under applicable law and are under common control with the Advisor provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) that such organized group of persons is managed at all times by authorized officers of the Advisor.

       (B) In the event that the Company establishes one or more portfolios other than the Initial Fund(s) with respect to which it desires to retain the Advisor to render investment advisory services hereunder, it shall notify the Advisor in writing. If the Advisor is willing to render such services, it shall notify the Company in writing whereupon such portfolio or portfolios shall become a Fund or Funds hereunder.

   2. Investment Services and Duties. The Advisor shall recommend to the Board of Trustees one or more investment advisers who are not affiliated with the Advisor (herein referred to collectively as the "Sub-Advisors" and each individually as a "Sub-Advisor) to provide a continuous investment program for each Fund or a portion thereof designated from time to time by the Advisor, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or designated portion thereof. Upon approval of a Sub-Advisor by the Board of Trustees, the Advisor shall enter into an agreement with such Sub-Advisor, in a form approved by the Board of Trustees, for the provision of such services, subject to the supervision of the Board of Trustees and the Advisor.

       (A) The Advisor shall review, monitor and report to the Board of Trustees regarding the performance and investment procedures of each Sub-Advisor and shall assist and consult with each Sub-Advisor in connection with the Fund's continuous investment program. The Advisor shall provide its services under this Section 2 in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' then current registration statement and resolutions of the Company's Board of Trustees.

   The Advisor shall also review, monitor and report to the Board of Trustees regarding each Sub-Advisor's compliance with Fund policies and legal requirements as directed by the Board of Trustees from time to time.

       (B) Each Sub-Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Fund or portion thereof served by such Sub-Advisor. The Company acknowledges and agrees that, subject to the provisions of paragraph (A) hereof, the Advisor shall not be responsible for any such determinations by any Sub-Advisor. Each Sub-Advisor shall provide services to the Funds in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' then current registration statement and resolutions of the Company's Board of Trustees.

       (C) Each Sub-Advisor shall select brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund or portion thereof managed by such Sub-Advisor. In making such selection, each Sub-Advisor shall use its best efforts to obtain best execution, which includes most favorable net results and execution of such Sub-Advisor's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that no Sub-Advisor will be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of Fund assets, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged, if such Sub-Advisor determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Advisor's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

   Each Sub-Advisor is authorized to consider for investment by the Fund or portion thereof managed by such Sub-Advisor securities that may also be appropriate for other funds and/or clients serviced by such Sub-Advisor. To assure fair treatment of the Funds and all other clients of a Sub-Advisor in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions shall be allocated among the Fund and other clients in a manner deemed equitable by the Sub-Advisor.

   Notwithstanding the previous paragraphs, to the extent directed by management of the Fund in writing, the Advisor shall direct one or more of the Sub-Advisors to execute purchases and sales of portfolio securities for the Fund through brokers or dealers designated by management of the Fund to Advisor for the purpose of providing direct benefits to the Fund, provided that such Sub-Advisor determines that such brokers or dealers will provide reasonable execution in view of such other benefits. The Fund understands that the brokerage commissions or transaction costs in such transactions may be higher, and that the Fund may receive less favorable prices, than those which any such Sub-Advisor could obtain from another broker or dealer, in order to obtain such benefits for the Fund. The Advisor is responsible for overseeing any such directed brokerage arrangements.

       (D) With respect to any assets of a Fund that are not being managed by a Sub-Advisor, the Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Fund or portion thereof not served by such Sub-Advisor. The Advisor shall provide services to the Funds in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' then current registration statement and resolutions of the Company's Board of Trustees. This shall be subject to paragraph (C) hereof in the same manner as a Sub-Advisor.

       (E) The Advisor shall maintain books and records with respect to its services hereunder and furnish the Company's Board of Trustees such periodic special reports as the Board may request. The Company acknowledges and agrees that the Sub-Advisors will be responsible for maintenance of books and records with respect to the securities transactions of the Funds.

       (F) Subject to the supervision and control of the Company's Board of Trustees, the Advisor shall provide certain administrative services in connection with the investment of Company assets, as directed by the Board of Trustees from time to time.

   3. Administrative Services and Duties. Subject to the supervision and control of the Company's Board of Trustees, the Advisor shall provide to the Company facilities, equipment and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by a distributor of the Funds' shares pursuant to an Underwriting Agreement, those services to be performed by the Funds' custodian pursuant to the Company's Custodian Contract, those services to be performed by the Funds' transfer agent pursuant to the Company's Transfer Agency Agreement, those accounting services to be provided pursuant to an accounting agreement or custody agreement, those administrative services to be performed by the Funds' administrator pursuant to an administration agreement and those services normally performed by the Company's counsel and auditors.

       (A) The Advisor's oversight responsibilities shall include overseeing the performance of the Funds' third party service providers, including, but not limited to, the Custodian, Transfer Agent, distributor and administrator.

       (B) The Advisor shall participate in the periodic updating of the Funds' prospectuses and statements of additional information and in the preparation of reports to the Funds' shareholders and the Securities and Exchange Commission (the "Commission"), including but not limited to annual reports and semi-annual reports, notices pursuant to Rule 24f-2 and proxy materials pertaining to the Funds.

       (C) The Advisor shall pay all costs and expenses of maintaining the offices of the Company, wherever located.

       (D) The Advisor shall assist the Custodian, Transfer Agent, distributor, administrator, counsel and auditors as required to carry out the business and operations of the Funds.

   4. Compliance with Governing Instruments and Laws. In performing its duties as Advisor for the Funds, the Advisor shall act in conformity with the Company's Declaration of Trust, By-Laws, prospectuses and statements of additional information, and the instructions and directions of the Board of Trustees of the Company. In addition, the Advisor shall conform to and comply with the requirements of the 1940 Act, the Rules and Regulations of the Commission, the requirements of subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (with respect to assets not managed by a Sub-Advisor), and all other applicable federal or state laws and regulations.

   5. Services Not Exclusive. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent. The services furnished by the Advisor hereunder are not deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

   6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it in connection with its services hereunder by Rule 31a-1 under the 1940 Act.

   7. Expenses Assumed as Advisor. Except as otherwise stated in this Agreement, the Advisor shall pay all expenses incurred by it in performing its services and duties hereunder as Advisor (including without limitation all compensation of Sub-Advisors to the Funds pursuant to its agreements with such Sub-Advisors). The Company shall bear all other expenses incurred in the operation of the Funds, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of trustees who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Advisor or any Sub-Advisor or any of their affiliates, Commission fees and state blue sky registration and qualification fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining trust existence, costs of preparing and printing prospectuses or any supplements or amendments thereto necessary for the continued effective registration of the Funds' shares ("Shares") under federal or state securities laws, costs of printing and distributing any prospectus, supplement or amendment thereto for existing shareholders of the Funds, costs of shareholders' reports and meetings, and any extraordinary expenses. It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid by the Company as provided in any plan which may in the sole discretion of the Company be adopted in accordance with Rule 12b-1 under the 1940 Act, and that such expenses shall be paid apart from any fees paid under this Agreement.

   8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Company shall pay the Advisor a fee, computed daily and payable monthly, at the annual rate as set forth in the attached fee schedule based on the average daily net assets of each Fund determined as set forth in the current prospectus and statement of additional information of the Company with respect to the Fund as amended from time to time. Such fee as is attributable to each Fund shall be a separate (and not joint or joint and several) obligation of each such Fund. The Company shall reduce the advisory fee to be paid by each Fund to the Advisor by the amount of any advisory fees paid indirectly by such Fund to other investment companies as a result of the Fund's investment in such investment companies' securities.

   9. Affiliated Broker. The Advisor or an affiliated person of the Advisor may act as broker for the Funds or any portion thereof in connection with the purchase or sale of securities or other investments for the Funds or any portion thereof, subject to: (a) the requirement that the Advisor seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Company's Board of Trustees, the Advisor or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Funds for such services in addition to the Advisor's fees for services under this Agreement.

   10. Confidentiality. The Advisor shall treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present shareholders or those persons or entities who respond to the Distributor's inquiries concerning investment in the Company, as applicable, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Advisor from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Company shareholders or those persons or entities who have responded to inquiries with respect to the Funds.

   11. Limitations of Liability; Indemnification.

       (A) The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of the Advisor's fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the Advisor's willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of the Advisor, who may be or become an officer, director, employee or agent of the Company, shall be deemed when rendering services to the Company or to any Fund, or acting on any business of the Company or of any Fund (other than services or business in connection with the Advisor's duties as Advisor hereunder or under any other agreement with the Company), to be rendering such services to or acting solely for the Company or Fund and not as an officer, director, employee or agent or one under the control or direction of the Advisor even though paid by the Advisor.

       (B) The Company shall indemnify and hold harmless the Advisor from and against all liabilities, damages, costs and expenses that the Advisor may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Advisor with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Company and the Funds; provided, however, that the Advisor will not be entitled to indemnification with respect to any liability to the Company or its shareholders by reason of the Advisor's breach of fiduciary duty with respect to the receipt of compensation for services or the willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties, or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement.

       (C) The Advisor acknowledges and agrees that the Declaration of Trust of the Company provides that the Trustees of the Company and the officers of the Company executing this Agreement on behalf of the Company shall not be personally bound hereby or liable hereunder, nor shall resort be had to their private property or the private property of the shareholders of the Company for the satisfaction of any claim or obligation under this Agreement.

   12. Duration or Termination. This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue until October 31, 2004. Thereafter, this Agreement will be extended with respect to each Fund for successive one-year periods ending on October 31st of each year provided each such extension is specifically approved at least annually (a) by vote of a majority of those members of the Company's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. This Agreement may be terminated by the Company at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Company or by a vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to the Advisor, or by the Advisor at any time, without payment of penalty, on 60 days' written notice to the Company. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.

   13. Representations and Warranties.

       (A) The Company represents and warrants to the Advisor that: (i) it is a statutory trust duly organized and existing and in good standing under the laws of the State of Delaware and is duly qualified to conduct its business in the State of Delaware and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered open-end management investment company under the 1940 Act; (iii) a registration statement on Form N-1A under the Securities Act of 1933, as amended, on behalf of the Funds is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of the Funds being offered for sale; (iv) it is empowered under applicable laws and by its Declaration of Trust and By-Laws to enter into and perform this Agreement; and
(iv) all requisite trust proceedings have been taken to authorize it to enter into and perform this Agreement.

       (B) The Advisor represents and warrants to the Company that: (i) it is a corporation duly organized and existing and in good standing under the laws of the State of California and is duly qualified to conduct its business in the State of California and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered investment adviser under the Advisers Act;
(iii) it is empowered under applicable laws to enter into and perform this Agreement; and (iv) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

   14. Arbitration of Disputes. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys' fees and costs.

   15. Names. The name "Wilshire Variable Insurance Trust" refers to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated November 7, 1996, as amended, which is hereby referred to and a copy of which is on file at the principal office of the Company. The trustees, officers, employees and agents of the Company shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other interest or undertaking of the Company made by the trustees or by any officer, employee or agent of the Company, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder. All persons dealing with any series or class of shares of the Company may enforce claims against the Company only against the assets belonging to such series or class.

   16. Notices. Notices of any kind to be given to the Company hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Company at the following:

                     With a copy to:

                     Cathy G. O'Kelly, Esq.
                     Vedder, Price, Kaufman & Kammholz, P.C.
                     222 North LaSalle Street, 26th Floor
                     Chicago, Illinois 60601

or at such other address or to such individual as shall be so specified by the Company to the Advisor. Notices of any kind to be given to the Advisor hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Advisor at:

                     Wilshire Associates Incorporated
                     1299 Ocean Avenue, Suite 700
                     Santa Monica, California 90401
                     Attention: Funds Management

or at such other address or to the attention of such other individual as shall be so specified by the Advisor to the Company.

   17. Miscellaneous. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Section 11 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Commission thereunder.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    WILSHIRE VARIABLE INSURANCE TRUST

                                    By:
                                            ----------------------------
                                    (name)
                                            ----------------------------
                                    (title)
                                            ----------------------------
Attest:

(name)
        ---------------------
(title)
        ---------------------
                                    WILSHIRE ASSOCIATES INCORPORATED

                                    By:
                                            ----------------------------
                                    (name)
                                            ----------------------------
                                    (title)
                                            ----------------------------
Attest:

(name)
        ---------------------
(title)
        ---------------------

                                 FEE SCHEDULE

The Company shall pay Advisor, with respect to each Fund each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Fund, at the following annual rate:

                               ON THE FIRST BILLION        ON THE BALANCE
                               ---------------------  ------------------------
EQUITY FUND                     0.70% OF NET ASSETS     0.60% OF NET ASSETS
BALANCED FUND                   0.55% OF NET ASSETS     0.45% OF NET ASSETS
INCOME FUND                     0.55% OF NET ASSETS     0.45% OF NET ASSETS
SHORT-TERM INVESTMENT FUND     0.275% OF NET ASSETS     0.175% OF NET ASSETS
SMALL CAP GROWTH FUND           1.15% OF NET ASSETS     1.15% OF NET ASSETS
INTERNATIONAL EQUITY FUND       1.00% OF NET ASSETS     0.90% OF NET ASSETS
SOCIALLY RESPONSIBLE FUND       0.85% OF NET ASSETS     0.75% OF NET ASSETS

Advisor's fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Fund will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

                                                                      Exhibit B

           PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE ADVISER

   Listed below are the names, positions and principal occupations of the principal executive officers and the directors of the Adviser, as of May 31, 2006. The principal business address of each individual, as it relates to his or her duties at the Adviser, is the same as that of the Adviser.

                                          Position(s) with the Adviser and
                                       Principal Occupation if Different from
Name                                        Position(s) with the Adviser
----                                   ---------------------------------------
Dennis A. Tito                          Director and Chief Executive Officer
Robert J. Raab                                        Director
Rosalind M. Hewsenian                                 Director
Robert C. Kuberek                              Chief Financial Officer
Howard T. Yata                                        Director
Julia K. Bonafede                                     Director
Thomas K. Lynch                                       Director
Lawrence E. Davanzo                                   Director
San O. Slawson                                Chief Compliance Officer
Cecilia I. Loo                                        Director

   Other than Mr. Davanzo, who is a Trustee and the President of the Trust, no other officer or Trustee of the Trust currently is an officer, employee, director or shareholder of the Adviser. No officer or Trustee of the Trust has any other material direct or indirect interest in the Adviser or any other person controlling, controlled by or under common control with the Adviser. Since January 1, 2005, none of the Trustees of the Trust has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Adviser was or is to be a party.

                                                                      Exhibit C

                CERTAIN INFORMATION REGARDING FUNDS ADVISED BY
            THE ADVISER WITH INVESTMENT OBJECTIVES SIMILAR TO THOSE
                              OF THE EQUITY FUND

                                 Approximate
                                  Net Assets  Annual Rate of Advisory
                                    as of     Fee as a Percentage of
Name of Fund                     May 31, 2006       Net Assets
------------                     ------------ -----------------------
Wilshire Large Company Value
  Fund.......................... $69,196,217           0.75%

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                       WILSHIRE VARIABLE INSURANCE TRUST
                               1299 OCEAN AVENUE
                      SANTA MONICA, CALIFORNIA 90401-1085

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                August 4, 2006

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WILSHIRE VARIABLE INSURANCE
                                     TRUST

FUND NAME PRINTS HERE

The undersigned shareholder(s) of the above-referenced fund (the "Fund"), a series of the Wilshire Variable Insurance Trust (the "Trust"), hereby appoints Scott Boroczi, Jeremy W. Steich and Helen Webb Thompson (each with full power of substitution) the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on August 4, 2006, and any adjournments thereof, to vote all the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked on the reverse side.

All properly executed voting instructions will be voted as directed herein by the undersigned. If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR each Proposal. Please date, sign and return promptly.

The undersigned acknowledges receipt with these voting instructions of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

                                          Dated:_____________________, 2006


                     ----------------------------------------------------------
                     Signature(s)                             (Sign in the Box)

                     Your signature(s) on these voting instructions should be exactly as your name or names appear on these voting instructions. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

  Please fill in box(es) as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

These voting instructions are valid only when signed and dated. Detach and return this portion only.

The Board of Trustees of the Trust recommends a vote "FOR" the proposals to:

                                                            FOR AGAINST ABSTAIN
                                                            --- ------- -------
1   Approve an amendment to the Investment Advisory
    Agreement with Wilshire Associates Incorporated.         0     0       0

2   Approve a change in the fundamental investment policy
    of the Fund to allow the Fund to engage in securities
    lending.                                                 0     0       0

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

     PROVIDE VOTING
  INSTRUCTIONS ON THE          PROVIDE VOTING             PROVIDE VOTING
        INTERNET           INSTRUCTIONS BY PHONE       INSTRUCTIONS BY MAIL
  -------------------     ------------------------  ---------------------------
..   Read the Proxy        .   Read the Proxy        .   Read the Proxy
    Statement and have        Statement and have        Statement and have
    this card at hand         this card at hand         this card at hand

..   Log on to             .   Call toll-free        .   Check the appropriate
    www.proxyweb.com          1-888-221-0697            boxes on reverse

..   Follow the on-screen  .   Follow the recorded   .   Sign and date the
    instructions              instructions              voting instruction card

..   Do not return this    .   Do not return this    .   Return promptly in the
    paper ballot              paper ballot              enclosed envelope.

                       WILSHIRE VARIABLE INSURANCE TRUST
                               1299 OCEAN AVENUE
                      SANTA MONICA, CALIFORNIA 90401-1085

            VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                                August 4, 2006

 THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF TRUSTEES OF WILSHIRE
   VARIABLE INSURANCE TRUST ON BEHALF OF HORACE MANN LIFE INSURANCE COMPANY

The undersigned hereby instructs Horace Mann Life Insurance Company to represent and vote the number of shares of the above-referenced Fund (the "Fund"), a series of the Wilshire Variable Insurance Trust (the "Trust"), represented by the number of votes attributable to the undersigned's variable annuity contract at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on August 4, 2006, and any adjournments thereof, on the matters brought before the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Horace Mann Life Insurance Company is directed to vote or refrain from voting pursuant to the Proxy Statement as checked on the reverse side.

All properly executed voting instructions will be voted as directed herein by the undersigned. If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR each Proposal. Please date, sign and return promptly.

The undersigned acknowledges receipt with these voting instructions of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

                                          Dated: ____________________, 2006


                          -----------------------------------------------------
                          Signature(s)                        (Sign in the Box)

                          Your signature(s) on these voting instructions should be exactly as your name or names appear on these voting instructions. If your variable annuity contract is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

  Please fill in box(es) as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

These voting instructions are valid only when signed and dated. Detach and return this portion only.

The Board of Trustees of the Trust recommends a vote "FOR" the proposals to:

                                                            FOR AGAINST ABSTAIN
                                                            --- ------- -------
EQUITY FUND ONLY:

1.  Approve an amendment to the Investment Advisory
    Agreement with Wilshire Associates Incorporated.         0     0       0

ALL FUNDS:

2.  Approve a change in the fundamental investment policy
    of the Fund to allow the Fund to engage in securities
    lending.                                                 0     0       0

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.